UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21668

Cohen & Steers Dividend Value Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2011

Item 1. Reports to Stockholders.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended February 28, 2011. The net asset values (NAV) per share at that date were $12.23, $12.17 and $12.24 for Class A, Class C and Class I shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

	Six Months Ended February 28, 2011	Year Ended February 28, 2011
Cohen & Steers Dividend Value Fund—Class A	23.03%	15.48%
Cohen & Steers Dividend Value Fund—Class C	22.66%	14.84%
Cohen & Steers Dividend Value Fund—Class I	23.24%	15.89%
Russell 1000 Value Index[a]	26.30%	22.16%
S&P 500 Index[a]	27.73%	22.57%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 1% maximum contingent deferred sales charge on Class C shares. If such charges were included, returns would have been lower.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry to deter investors from arbitraging funds with a large percentage of non-U.S. holdings. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

Investment Review

Equity markets had positive returns in the 12-month period ended February 28, 2011. Stocks struggled early on, but doubts about the global economic recovery transitioned to optimism in the period's second half. Amid monetary stimulus in the United States and some encouraging economic data in Europe, investors showed greater a  The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

willingness to take on risk. Markets rallied despite stubbornly high U.S. unemployment, ongoing European sovereign debt concerns, policy tightening in China and, late in the period, popular uprisings in the Middle East and North Africa.

All sectors in the Russell 1000 Value Index had gains for the fiscal year. Energy stocks had a total return of +46.1%b as oil prices rose and closed the period around $100 per barrel. Rising commodity prices and demand in China drove materials stocks higher to close the fiscal year with a +36.7% total return. The consumer discretionary sector was a standout with a return of +35.3%, on the heels of the best holiday shopping season in more than five years for both high-end and discount retailers. Certain media stocks, meanwhile, received a lift from increased spending on TV and print advertising. Industrial companies, which had a total return of +29.3%, benefited from continued global growth and improvement in the U.S. economy. In the technology sector (+22.7%), demand for semiconductors and hardware centered around strong global growth in smartphones and the rise of tablet computing.

Although still positive for the fiscal year, the relatively defensive utilities (+17.9%), consumer staples (+12.0%) and health care (+6.5%) sectors trailed the broad index. Financial services stocks (+16.2%) also underperformed. Conditions for large banks and, increasingly, regional banks, showed improvement, as reflected in better earnings and lighter loan loss provisioning. This was somewhat countered by regulatory factors, including uncertainty as to when banks would be allowed to reinstate their dividends and buy back stock.

Fund performance

The Fund posted a strong positive total return for the period but underperformed its benchmark. In part, these results were attributable to the general underperformance of the largest, higher-quality companies in momentum-driven rallies driven by lower-quality stocks. There were also a few holdings with significant event-driven underperformance during the period, specifically Transocean, an energy services provider that suffered in the wake of the Gulf of Mexico deep-water drilling spill, and agricultural materials maker Monsanto, following setbacks due to pricing and yields for their next generation of modified seeds. In the industrials sector, aerospace & defense holdings, among the cheapest industrials available, underperformed due to federal budget uncertainties.

Favorable stock selection in the technology sector helped performance. The Fund benefited from strong performance in Qualcomm, as its share price rallied amid expanding demand for wireless communications products and services. Likewise, enterprise management software maker Oracle also gained as the company integrated its acquisition of Sun and demand for large software systems strengthened. Stock selection among utility companies modestly aided returns.

Investment Outlook

The sustainability of the market's rally could be tempered later in the year by profit margin issues, especially if the U.S. 10-Year Treasury yield moves above 4%. As the bull market ages, we expect that investors will gravitate toward quality companies with strong balance sheets and proven cash flow generation. We continue to believe that these types of companies are attractively valued, and have the potential to perform well over the next several years.

b  Sector returns as measured by the Russell 1000 Value Index.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

The balance sheets of many large scale companies are flush with cash, which could fuel an increase in M&A activity, share repurchases and dividend increases—all positive for companies in our investment universe.

From a sector standpoint, we favor technology companies, as our outlook remains generally positive for cyclical industries. We believe the group offers excellent balance sheets, cyclical and secular growth and, increasingly, a trend of dividend increases. We also favor energy companies, along with select consumer cyclical, materials and industrial names.

The financial services group bears close monitoring and we expect it to be a source of opportunity. Many financial companies stand to benefit from better net-interest spreads, given still-low funding costs and the likelihood of higher interest rates. Asset values have improved, making wealth management businesses more profitable. Banks are poised to reinstate dividends, and should eventually return to the large payouts offered before the financial crisis.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

  RICHARD E. HELM

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment

Class C—Growth of a $10,000 Investment

Class I—Growth of a $1,000,000 Investment

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Performance Review (Unaudited)—(Continued)

	Class A Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	10.28%[b]	13.84%[c]	—
1 Year (without sales charge)	15.48%	14.84%	15.89%
5 Years (with sales charge)	1.11%[b]	1.40%	—
5 Years (without sales charge)	2.04%	1.40%	2.42%
Since Inception[d] (with sales charge)	2.31%[b]	2.52%	—
Since Inception[d] (without sales charge)	3.17%	2.52%	3.54%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the July 1, 2010 prospectuses were as follows: Class A—1.51% and 1.15%; Class C—2.16% and 1.80%; and Class I—1.16% and 0.80%. Through June 30, 2012, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund's annual operating expenses at 1.15% for Class A shares, 1.80% for Class C shares and 0.80% for Class I shares.

a  The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Reflects a 4.50% front-end sales charge.

c  Reflects a contingent deferred sales charge of 1%.

d  Inception date of August 31, 2005.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2010—February 28, 2011.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period[a] September 1, 2010– February 28, 2011
Class A
Actual (23.03% return)	$1,000.00	$1,230.30	$6.36
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.09	$5.76
Class C
Actual (22.66% return)	$1,000.00	$1,226.60	$9.94
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.87	$9.00
Class I
Actual (23.24% return)	$1,000.00	$1,232.40	$4.43
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.83	$4.01

a  Expenses are equal to the Fund's Class A, Class C and Class I annualized expense ratio of 1.15%, 1.80%, and 0.80%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Fund had borne all of its expenses that were assumed by the advisor, the annualized expense ratios would have been 1.46%, 2.11% and 1.11%, respectively.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FEBRUARY 28, 2011

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
JPMorgan Chase & Co.	$6,643,987	3.7%
General Electric Co.	5,717,436	3.2
Chevron Corp.	5,685,500	3.2
Bank of America Corp.	5,235,856	3.0
Occidental Petroleum Corp.	4,792,590	2.7
Oracle Corp.	4,510,590	2.5
Prudential Financial	4,404,027	2.5
Apache Corp.	3,555,159	2.0
AT&T	3,496,416	2.0
Citigroup	3,445,416	1.9

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS

February 28, 2011

		Number of Shares	Value
COMMON STOCK	98.5%
BASIC MATERIALS	0.5%
Archer-Daniels-Midland Co.		25,800	$959,244
CONSUMER—CYCLICAL	6.9%
APPAREL	0.7%
NIKE		14,800	1,317,644
AUTO PARTS EQUIPMENT	0.8%
Johnson Controls		33,500	1,366,800
MEDIA	2.4%
The Walt Disney Co.		74,100	3,241,134
Time Warner Cable		13,300	959,994
			4,201,128
RETAIL	3.0%
Hennes & Mauritz AB (Sweden)		29,400	960,875
Nordstrom		29,500	1,335,170
Ross Stores		30,000	2,161,200
Wal-Mart Stores		17,500	909,650
			5,366,895
TOTAL CONSUMER—CYCLICAL			12,252,467
CONSUMER—NON-CYCLICAL	8.2%
AGRICULTURE	1.0%
Philip Morris International		27,200	1,707,616
BEVERAGE	0.5%
PepsiCo		15,300	970,326
COSMETICS/PERSONAL CARE	1.7%
Procter & Gamble Co.		47,400	2,988,570
RESTAURANT	2.0%
McDonald's Corp.		36,000	2,724,480
Tim Hortons (Canada)		20,400	898,478
			3,622,958

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 28, 2011

		Number of Shares	Value
RETAIL	3.0%
Costco Wholesale Corp.		30,500	$2,281,095
CVS Caremark Corp.		91,300	3,018,378
			5,299,473
TOTAL CONSUMER—NON-CYCLICAL			14,588,943
ENERGY	14.6%
OIL & GAS	12.6%
Apache Corp.		28,528	3,555,159
Chevron Corp.		54,800	5,685,500
CNOOC Ltd. (Hong Kong)		605,600	1,371,698
ConocoPhillips		27,500	2,141,425
Exxon Mobil Corp.		24,700	2,112,591
Marathon Oil Corp.		9,200	456,320
Occidental Petroleum Corp.		47,000	4,792,590
Peabody Energy Corp.		7,300	478,077
Total SA (France)		28,100	1,722,069
			22,315,429
OIL & GAS SERVICES	1.7%
Halliburton Co.		45,600	2,140,464
Schlumberger Ltd.		10,300	962,226
			3,102,690
OIL & GAS STORAGE & TRANSPORTATION	0.3%
Kinder Morgan[a]		17,586	536,373
TOTAL ENERGY			25,954,492
FINANCIAL	25.0%
BANK	7.1%
Bank of America Corp.		366,400	5,235,856
Bank of New York Mellon Corp.		74,300	2,257,977
Toronto-Dominion Bank (Canada) (USD)		11,800	987,778
US Bancorp		67,200	1,863,456
Wells Fargo & Co.		68,800	2,219,488
			12,564,555

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 28, 2011

		Number of Shares	Value
CREDIT CARD	2.9%
American Express Co.		40,700	$1,773,299
Visa-Class A		46,100	3,367,605
			5,140,904
DIVERSIFIED FINANCIAL SERVICE	8.4%
Citigroup[a]		736,200	3,445,416
Franklin Resources		14,400	1,808,928
Goldman Sachs Group		18,200	2,980,796
JPMorgan Chase & Co.		142,300	6,643,987
			14,879,127
INSURANCE	6.6%
Aflac		55,900	3,290,274
Chubb Corp.		37,800	2,293,704
HCC Insurance Holdings		59,200	1,843,488
Prudential Financial		66,900	4,404,027
			11,831,493
TOTAL FINANCIAL			44,416,079
HEALTH CARE	11.7%
HEALTH CARE PROVIDERS & SERVICES	1.7%
UnitedHealth Group		69,300	2,950,794
HEALTHCARE PRODUCTS	3.9%
Covidien Ltd.		53,400	2,747,430
Johnson & Johnson		42,200	2,592,768
Patterson Cos.		48,700	1,625,606
			6,965,804
PHARMACEUTICAL	6.1%
Abbott Laboratories		60,900	2,929,290
Merck & Co.		105,500	3,436,135
Pfizer		141,800	2,728,232
Teva Pharmaceutical Industries Ltd. (ADR) (Israel)		34,400	1,723,440
			10,817,097
TOTAL HEALTH CARE			20,733,695

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 28, 2011

		Number of Shares	Value
INDUSTRIAL	8.6%
AEROSPACE & DEFENSE	2.2%
General Dynamics Corp.		17,300	$1,316,876
L-3 Communications Holdings		11,200	888,048
Lockheed Martin Corp.		21,000	1,662,360
			3,867,284
COMMERCIAL SERVICES & SUPPLIES	0.5%
Iron Mountain		33,700	876,200
DIVERSIFIED MANUFACTURING	3.2%
General Electric Co.		273,300	5,717,436
ENVIRONMENTAL CONTROL	0.6%
Waste Management		28,600	1,059,916
MACHINERY	0.5%
Finning International (Canada)		32,566	926,818
TRANSPORTATION	1.6%
Norfolk Southern Corp.		17,800	1,167,324
United Parcel Service		22,400	1,653,120
			2,820,444
TOTAL INDUSTRIAL			15,268,098
INFORMATION TECHNOLOGY	1.2%
SOFTWARE
Symantec Corp.[a]		114,300	2,060,829
MATERIALS	3.4%
CHEMICALS	2.4%
Dow Chemical Co.		26,100	969,876
Ecolab		37,900	1,843,456
Syngenta AG (Switzerland)[a]		4,237	1,420,086
			4,233,418

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 28, 2011

		Number of Shares	Value
METALS & MINING	1.0%
BHP Billiton Ltd. (Australia)		18,700	$877,906
Newmont Mining Corp.		16,800	928,536
			1,806,442
TOTAL MATERIALS			6,039,860
REAL ESTATE	1.8%
RESIDENTIAL	0.8%
Equity Residential		24,200	1,333,662
SELF STORAGE	0.3%
Public Storage		4,300	482,675
SHOPPING CENTER—REGIONAL MALL	0.7%
Simon Property Group		12,100	1,331,484
TOTAL REAL ESTATE			3,147,821
TECHNOLOGY	7.1%
SEMICONDUCTORS	1.0%
Texas Instruments		49,300	1,755,573
SOFTWARE	3.3%
Microsoft Corp.		51,200	1,360,896
Oracle Corp.		137,100	4,510,590
			5,871,486
TELECOMMUNICATION EQUIPMENT	2.8%
Corning		117,100	2,700,326
QUALCOMM		36,700	2,186,586
			4,886,912
TOTAL TECHNOLOGY			12,513,971
TELECOMMUNICATION SERVICES	4.0%
AT&T		123,200	3,496,416
China Mobile Ltd. (ADR) (Hong Kong)		29,000	1,370,830
Vodafone Group PLC (Great Britain)		763,200	2,162,532
			7,029,778

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 28, 2011

		Number of Shares	Value
UTILITIES	5.5%
ELECTRIC UTILITIES	1.1%
NextEra Energy		33,600	$1,863,792
MULTI UTILITIES	4.4%
PG&E Corp.		64,900	2,989,294
Sempra Energy		25,900	1,378,657
Wisconsin Energy Corp.		58,000	3,433,600
			7,801,551
TOTAL UTILITIES			9,665,343
TOTAL INVESTMENTS (Identified cost—$142,749,120)	98.5%		174,630,620
OTHER ASSETS IN EXCESS OF LIABILITIES	1.5%		2,669,184
NET ASSETS	100.0%		$177,299,804

Glossary of Portfolio Abbreviations

ADR  American Depositary Receipt
USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Non-income producing security.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2011

ASSETS:
Investments in securities, at value (Identified cost—$142,749,120)	$174,630,620
Receivable for:
Investment securities sold	6,009,906
Dividends and interest	358,629
Fund shares sold	249,090
Other assets	5,663
Total Assets	181,253,908
LIABILITIES:
Due to custodian	2,628,446
Payable for:
Investment securities purchased	766,988
Fund shares redeemed	337,751
Investment advisory fees	54,111
Administration fees	5,811
Distribution fees	4,371
Directors' fees	3,392
Shareholder servicing fees	1,535
Other liabilities	151,699
Total Liabilities	3,954,104
NET ASSETS	$177,299,804
NET ASSETS consist of:
Paid-in capital	$175,815,633
Accumulated undistributed net investment income	121,793
Accumulated net realized loss	(30,524,175)
Net unrealized appreciation	31,886,553
$177,299,804

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

February 28, 2011

CLASS A SHARES:
NET ASSETS	$43,366,450
Shares issued and outstanding ($0.001 par value common stock outstanding)	3,545,329
Net asset value and redemption price per share	$12.23
Maximum offering price per share ($12.23 ÷ 0.955)[a]	$12.81
CLASS C SHARES:
NET ASSETS	$39,222,308
Shares issued and outstanding ($0.001 par value common stock outstanding)	3,223,657
Net asset value and offering price per share[b]	$12.17
CLASS I SHARES:
NET ASSETS	$94,711,046
Shares issued and outstanding ($0.001 par value common stock outstanding)	7,737,836
Net asset value, offering, and redemption price per share	$12.24

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge of 1% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended February 28, 2011

Investment Income:
Dividend income (net of $48,131 of foreign withholding tax)	$4,632,431
Expenses:
Investment advisory fees	1,593,979
Distribution fees—Class A	146,113
Distribution fees—Class C	298,244
Administration fees	166,043
Shareholder servicing fees—Class A	58,445
Shareholder servicing fees—Class C	99,415
Professional fees	105,035
Transfer agent fees and expenses	102,561
Shareholder reporting expenses	71,805
Registration and filing fees	60,855
Custodian fees and expenses	35,165
Directors' fees and expenses	20,935
Line of credit fees	6,019
Miscellaneous	19,871
Total Expenses	2,784,485
Reduction of Expenses (See Note 2)	(588,359)
Net Expenses	2,196,126
Net Investment Income	2,436,305
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,631,861
Foreign currency transactions	(11,599)
Net realized gain	1,620,262
Net change in unrealized appreciation on:
Investments	24,206,351
Foreign currency translations	5,041
Net change in unrealized appreciation	24,211,392
Net realized and unrealized gain	25,831,654
Net Increase in Net Assets Resulting from Operations	$28,267,959

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended February 28, 2011	For the Year Ended February 28, 2010
Change in Net Assets:
From Operations:
Net investment income	$2,436,305	$2,357,421
Net realized gain (loss)	1,620,262	(4,608,436)
Net change in unrealized appreciation	24,211,392	56,178,368
Net increase in net assets resulting from operations	28,267,959	53,927,353
Dividends to Shareholders from Net Investment Income:
Class A	(701,822)	(876,722)
Class C	(226,270)	(315,583)
Class I	(1,577,754)	(1,256,756)
Total dividends to shareholders	(2,505,846)	(2,449,061)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(50,157,310)	29,001,166
Total increase (decrease) in net assets	(24,395,197)	80,479,458
Net Assets:
Beginning of year	201,695,001	121,215,543
End of year[a]	$177,299,804	$201,695,001

a  Includes undistributed net investment income of $121,793 and $202,933, respectively.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended February 28,
Per Share Operating Performance:	2011	2010	2009	2008[a]	2007
Net asset value, beginning of year	$10.72	$7.59	$13.57	$13.99	$12.26
Income from investment operations:
Net investment income[b]	0.13	0.14	0.20	0.23	0.22
Net realized and unrealized gain (loss)	1.51	3.13	(5.99)	(0.17)	1.86
Total income (loss) from investment operations	1.64	3.27	(5.79)	0.06	2.08
Less dividends and distributions to shareholders from:
Net investment income	(0.13)	(0.14)	(0.19)	(0.21)	(0.18)
Net realized gain	—	—	—	(0.28)	(0.17)
Total dividends and distributions to shareholders	(0.13)	(0.14)	(0.19)	(0.49)	(0.35)
Redemption fees retained by the Fund	0.00 [c]	0.00 [c]	0.00 [c]	0.01	0.00 [c]
Net increase (decrease) in net asset value	1.51	3.13	(5.98)	(0.42)	1.73
Net asset value, end of year	$12.23	$10.72	$7.59	$13.57	$13.99
Total investment return[d]	15.48%	43.41%	–43.14%	0.33%	17.12%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$43.4	$71.3	$45.2	$61.9	$41.7
Ratio of expenses to average daily net assets (before expense reduction)	1.45%[e]	1.51%[e]	1.57%	1.63%	2.33%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	1.15%[e]	1.15%[e]	1.15%	1.00%	1.00%
Ratio of net investment income to average daily net assets (before expense reduction)	0.85%[e]	1.02%	1.35%	0.95%	0.30%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.15%[e]	1.38%	1.76%	1.59%	1.63%
Portfolio turnover rate	61%	37%	43%	52%	30%

a  For the year ended February 29.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Does not reflect sales charges, which would reduce return.

e  Reflects Fund level ratio for non-class specific expenses plus class specific expenses.

f  Due to the significant growth of net assets on a small asset base, the expense ratio, when averaged over the year, differs from the Fund's other classes by an amount other than class specific expenses. Typically, the ratios between classes will only differ by the class specific expenses (i.e., distribution fees and shareholder servicing fees).

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended February 28,
Per Share Operating Performance:	2011	2010	2009	2008[a]	2007
Net asset value, beginning of year	$10.67	$7.55	$13.50	$13.94	$12.23
Income from investment operations:
Net investment income[b]	0.06	0.07	0.13	0.14	0.14
Net realized and unrealized gain (loss)	1.50	3.13	(5.96)	(0.18)	1.86
Total income (loss) from investment operations	1.56	3.20	(5.83)	(0.04)	2.00
Less dividends and distributions to shareholders from:
Net investment income	(0.06)	(0.08)	(0.12)	(0.14)	(0.12)
Net realized gain	—	—	—	(0.28)	(0.17)
Total dividends and distributions to shareholders	(0.06)	(0.08)	(0.12)	(0.42)	(0.29)
Redemption fees retained by the Fund	0.00 [c]	0.00 [c]	0.00 [c]	0.02	0.00 [c]
Net increase (decrease) in net asset value	1.50	3.12	(5.95)	(0.44)	1.71
Net asset value, end of year	$12.17	$10.67 [d]	$7.55	$13.50	$13.94
Total investment return[e]	14.84%[d]	42.43%[d]	–43.50%	–0.35%	16.40%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$39.2	$40.8	$31.4	$41.2	$14.7
Ratio of expenses to average daily net assets (before expense reduction)	2.10%[f]	2.16%[f]	2.22%	2.27%	3.21%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	1.80%[f]	1.80%[f]	1.80%	1.65%	1.65%
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.23%[f]	0.39%	0.72%	0.33%	(0.50)%
Ratio of net investment income to average daily net assets (net of expense reduction)	0.53%[f]	0.75%	1.14%	0.96%	1.06%
Portfolio turnover rate	61%	37%	43%	52%	30%

a  For the year ended February 29.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  The February 28, 2010 net asset value reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns that would be based upon the net asset value would differ from the net asset value and return reported on February 28, 2010.

e  Does not reflect sales charges, which would reduce return.

f  Reflects Fund level ratio for non-class specific expenses plus class specific expenses.

g  Due to the significant growth of net assets on a small asset base, the expense ratio, when averaged over the year, differs from the Fund's other classes by an amount other than class specific expenses. Typically, the ratios between classes will only differ by the class specific expenses (i.e., distribution fees and shareholder servicing fees).

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended February 28,
Per Share Operating Performance:	2011	2010	2009	2008[a]	2007
Net asset value, beginning of year	$10.73	$7.59	$13.58	$14.00	$12.27
Income from investment operations:
Net investment income[b]	0.17	0.17	0.24	0.28	0.27
Net realized and unrealized gain (loss)	1.51	3.15	(5.99)	(0.18)	1.87
Total income (loss) from investment operations	1.68	3.32	(5.75)	0.10	2.14
Less dividends and distributions to shareholders from:
Net investment income	(0.17)	(0.18)	(0.24)	(0.26)	(0.24)
Net realized gain	—	—	—	(0.28)	(0.17)
Total dividends and distributions to shareholders	(0.17)	(0.18)	(0.24)	(0.54)	(0.41)
Redemption fees retained by the Fund	0.00 [c]	0.00 [c]	0.00 [c]	0.02	0.00 [c]
Net increase (decrease) in net asset value	1.51	3.14	(5.99)	(0.42)	1.73
Net asset value, end of year	$12.24	$10.73	$7.59	$13.58	$14.00
Total investment return	15.89%	44.03%	–42.98%	0.65%	17.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$94.7	$89.5	$44.6	$21.2	$9.4
Ratio of expenses to average daily net assets (before expense reduction)	1.10%[d]	1.16%[d]	1.23%	1.28%	2.27%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	0.80%[d]	0.80%[d]	0.80%	0.65%	0.65%
Ratio of net investment income to average daily net assets (before expense reduction)	1.24%[d]	1.36%	1.81%	1.31%	0.45%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.54%[d]	1.72%	2.24%	1.94%	2.06%
Portfolio turnover rate	61%	37%	43%	52%	30%

a  For the year ended February 29.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Reflects Fund level ratio for non-class specific expenses.

e  Due to the significant growth of net assets on a small asset base, the expense ratio, when averaged over the year, differs from the Fund's other classes by an amount other than class specific expenses. Typically, the ratios between classes will only differ by the class specific expenses (i.e., distribution fees and shareholder servicing fees).

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Dividend Value Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on November 9, 2004 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The Fund's investment objectives are to provide a relatively high level of current income and long term growth of income and capital appreciation. The authorized shares of the Fund are divided into three classes designated Class A, C, and I shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the advisor determines that the bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

When foreign fair value pricing procedures are utilized, securities are categorized as Level 2. The utilization of these procedures results in transfers between Level 1 and Level 2. The following is a summary of the inputs used as of February 28, 2011 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$174,630,620	$174,630,620	—	—

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of February 28, 2011, no

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

In December 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted. The Act contained federal income tax law changes affecting mutual funds and their shareholders. The provisions of the Act were evaluated and its implementation is not expected to have a material impact to the Fund or the Fund's shareholders, other than the impact on capital loss carryforwards as discussed in Note 4.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The advisor serves as the Fund's advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.80% of the average daily net assets of the Fund for the first $1.5 billion and 0.70% thereafter of the average daily net assets of the Fund.

For the year ended February 28, 2011 and through June 30, 2012, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund's operating expenses at 1.15% for Class A shares, 1.80% for Class C shares and 0.80% for Class I shares.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the Fund's average daily net assets. For the year ended February 28, 2011, the Fund paid the advisor $79,699 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the Fund will pay the distributor a fee accrued daily and paid monthly at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class C shares.

For the year ended February 28, 2011, the Fund has been advised that the distributor received $3,057 in sales commissions from the sale of Class A shares and that the distributor also received $7,631 of contingent deferred sales charges relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the contingent deferred sales charges on this class are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of this class,

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

including payments to dealers and other financial intermediaries for selling this class and interest and other financing costs associated with this class.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class A shares and up to 0.25% of the average daily net asset value of the Fund's Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the advisor. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $3,106 from the Fund for the year ended February 28, 2011.

Other: At February 28, 2011, there was one investor owning 7.4% of the Fund's outstanding shares. Investment activities of this shareholder could have a significant impact on the Fund.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended February 28, 2011, totaled $116,256,926 and $162,500,165, respectively.

Note 4. Income Tax Information

The tax character of dividends paid was as follows:

	For the Year Ended February 28,
	2011	2010
Ordinary income	$2,505,846	$2,449,061

As of February 28, 2011, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$144,192,579
Gross unrealized appreciation	$30,953,857
Gross unrealized depreciation	(515,816)
Net unrealized appreciation	30,438,041
Undistributed ordinary income	$121,793

As of February 28, 2011, the Fund had a net capital loss carryforward of $29,080,717, of which $13,098,455 will expire on February 28, 2017, and $15,982,262 will expire on February 28, 2018. This carryforward may be used

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

to offset future capital gains to the extent provided by regulations. The Regulated Investment Company Modernization Act of 2010 (the "Act") requires that capital loss carryforwards incurred after the effective date of the Act be used before those previously incurred, thereby increasing the chances that all or a portion of these losses will not be able to be utilized prior to their expiration.

During the year ended February 28, 2011, the Fund utilized net capital loss carryforwards of $1,146,529.

As of February 28, 2011, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to foreign currency transactions. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was credited $11,599 and accumulated undistributed net investment income was charged $11,599. Net assets were not affected by this reclassification.

Note 5. Capital Stock

The Fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended February 28, 2011		For the Year Ended February 28, 2010
	Shares	Amount	Shares	Amount
CLASS A:
Sold	835,863	$9,051,715	2,762,197	$26,934,777
Issued as reinvestment of dividends	40,597	436,406	58,131	549,795
Redeemed	(3,986,047)	(43,650,843)	(2,122,135)	(20,134,990)
Redemption fees retained by the Fund[a]	—	2,369	—	6,422
Net increase (decrease)	(3,109,587)	$(34,160,353)	698,193	$7,356,004

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended February 28, 2011		For the Year Ended February 28, 2010
	Shares	Amount	Shares	Amount
CLASS C:
Sold	549,721	$6,013,856	1,210,874	$11,938,110
Issued as reinvestment of dividends	5,466	58,526	10,252	95,171
Redeemed	(1,159,043)	(12,791,927)	(1,550,864)	(14,764,657)
Redemption fees retained by the Fund[a]	—	1,451	—	3,994
Net decrease	(603,856)	$(6,718,094)	(329,738)	$(2,727,382)
CLASS I:
Sold	3,840,724	$42,104,127	3,720,388	$36,284,047
Issued as reinvestment of dividends	127,934	1,377,534	118,881	1,144,167
Redeemed	(4,576,915)	(52,764,113)	(1,375,612)	(13,063,821)
Redemption fees retained by the Fund[a]	—	3,589	—	8,151
Net increase (decrease)	(608,257)	$(9,278,863)	2,463,657	$24,372,544

a  A 2% redemption fee may be charged on shares sold within 60 days of the time of purchase. Redemption fees are paid directly to the Fund. Effective March 1, 2011, the Fund will no longer charge redemption fees.

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 27, 2012. The Fund pays a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the credit agreement. (For the period March 1, 2010 through January 28, 2011, the commitment fee was 0.15%).

During year ended February 28, 2011, the Fund did not borrow under the credit agreement.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Events and transactions occurring after February 28, 2011 and through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements and no additional disclosure is required.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Dividend Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Dividend Value Fund, Inc. (the "Fund") at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 15, 2011

COHEN & STEERS DIVIDEND VALUE FUND, INC.

TAX INFORMATION—2010 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $2,505,846. Additionally, 100% of the ordinary dividends qualified for the dividends received deduction available to corporations.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, sub-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor, administrator and sub-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Director[4]

Robert H. Steers Age: 57	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (the Advisor) since 2003 and its parent, Cohen & Steers, Inc. since 2004. Vice President of Cohen & Steers Securities, LLC, the Fund's Distributor.	18	1991 to present

Martin Cohen[5] Age: 62	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, President of the Advisor; Vice President of the Distributor.	18	1991 to present

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COHEN & STEERS DIVIDEND VALUE FUND, INC.

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Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Disinterested Directors

Bonnie Cohen[5] Age: 68	Director	Until next election of directors	Consultant. Board Member, United States Department of Defense Business Board since 2010; Board Member, Global Heritage Fund since 2002; Advisory Board member, Posse Foundation since 2004; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004; Board member Woods Hole Research Center since 2011; Board member Teluride Mountain Film Festival since 2010; Board member, Washington National Opera since 2007; Former Director, Reis, Inc. (real estate analytics firm) from 2003 to 2009; Former member of the Investment Committee, The Moriah Fund from 2002 to 2008; Former Board member, Foundation for Arts and Preservations in Embassies from 2001 to 2009; Former Under Secretary of State for Management, United States Department of State, 1996-2000.	18	2001 to present

George Grossman Age: 57	Director	Until next election of directors	Attorney-at-law	18	1993 to present

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COHEN & STEERS DIVIDEND VALUE FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard E. Kroon Age: 68	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	18	2004 to present

Richard J. Norman Age: 67	Director	Until next election of directors	Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Chaplains Corp since February 2010; Special Representative, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	18	2001 to present

COHEN & STEERS DIVIDEND VALUE FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Frank K. Ross Age: 67	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Former Board Member of NCRIC, Inc. from 2004 to 2005. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	18	2004 to present

Willard H. Smith Jr. Age: 73	Director	Until next election of directors	Board member, Essex Property Trust, Inc. since 1996; Former Board member, Realty Income Corporation from 1996 to 2009; Former Board member, Highwoods Property Trust from 1996 to 2005; Former Board member, Crest Net Lease, Inc. from 1999 to 2009 Formerly, Managing Director at Merrill Lynch & Co., Equity Capital Markets Division, from 1983 to 1995.	18	1996 to present

C. Edward Ward Jr. Age: 64	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	18	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM (Interested Directors).

5  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least The Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 46	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 47	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

Richard E. Helm Age: 51	Vice President	Senior Vice President of CSCM since 2005. Prior to that, VP and senior portfolio manager at WM Advisors, Inc.	Since 2005

Francis C. Poli Age: 48	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 44	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa D. Phelan Age: 42	Chief Compliance Officer	Senior Vice President and Director of Compliance of CSCM since 2007 and prior to that, Vice President since 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004.	Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS
GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Richard E. Helm
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—DVFAX
Class C—DVFCX
Class I—DVFIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Dividend Value Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

eDelivery NOW AVAILABLE

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COHEN & STEERS

DIVIDEND VALUE FUND

280 PARK AVENUE

NEW YORK, NY 10017

ANNUAL REPORT

FEBRUARY 28, 2011

DVFAXAR

Item 2. Code of Ethics.

On March 15, 2011, the registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The material change to the Code of Ethics that apply to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions was a change to the holding period for shares of Cohen & Steers open-end funds from 60 days to 30 days.  The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the registrant’s audit committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2011	2010
Audit Fees	$39,100	$39,100
Audit-Related Fees	$0	$0
Tax Fees	$6,000	$6,000
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)      The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant for the investment adviser.

(e) (2)     No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended February 28, 2011 and February 28, 2010, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were:

	2011	2010
Registrant	$6,000	$6,000
Investment Advisor	$0	$0

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Amended and Restated Code of Ethics.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

By:	/s/	Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: April 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/	Adam M. Derechin
		Name:	Adam M. Derechin
		Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/	James Giallanza
		Name:	James Giallanza
		Title:	Treasurer
(Principal Financial Officer)

Date: April 27, 2011